REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Aquasil International Inc. and Subsidiary:

We have audited the accompanying consolidated balance sheet of Aquasil International Inc. and Subsidiary (the “Company”) as of December 31, 2010 and the related consolidated statement of operations, statement of changes in stockholders’ deficit, and cash flows for the period from inception (September 21, 2010) to December 31, 2010.  These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Aquasil International Inc. and Subsidiary as of December 31, 2010, and the results of its operations and its cash flows for the period from inception (September 21, 2010) to December 31, 2010 in conformity with US generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the consolidated financial statements, the Company is a development stage company and is dependent on raising capital to commence principal operations, which raises substantial doubt about its ability to continue as a going concern. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ DNTW Chartered Accountants, LLP
Licensed Public Accountants
Markham, Ontario, Canada

April 5, 2011

AQUASIL INTERNATIONAL INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
Consolidated Balance Sheet
As Of December 31, 2010

ASSETS
Current Assets
Cash	$865
Total Assets	$865

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable	$101,160
Advances from stockholders	922,527
Total Current Liabilities	1,023,687

Stockholders’ Deficit
Preferred stock, $0.0001 par value, non-voting, 20,000,000 authorized, none issued and outstanding	-
Common stock, $0.0001 par value, voting, 500,000,000 authorized, 79,498,063 issued and outstanding	7,950
Accumulated deficit during the development stage	(1,030,772)
Total Stockholders’ Deficit	(1,022,822)
Total Liabilities and Stockholders’ Deficit	$865

The accompanying notes are an integral part of these financial statements.

AQUASIL INTERNATIONAL INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
Consolidated Statement of Operations
For The Period From Inception (September 21, 2010) To December 31, 2010

Revenue	$-
Expenses
Professional fees	9,670
General and administrative	135
Total Expenses	9,805
Net Loss	$(9,805)
Loss Per Weighted Number Of Shares Outstanding – Basic And Diluted	$(0.00)
Weighted Average Number Of Shares Outstanding – Basic And Diluted	10,191,132

The accompanying notes are an integral part of these financial statements.

AQUASIL INTERNATIONAL INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
Consolidated Statement of Changes in Stockholders’ Deficit
For The Period From Inception (September 21, 2010) To December 31, 2010

	Common Stock			Accumulated
	Shares Issued	Par Value	Additional Paid-in Capital	Other Comprehensive Income	Accumulated Deficit	Total Stockholder’s Equity (Deficit)
Balance – September 21, 2010	9,498,063	$950	$11,781,626	$-	$(12,796,593)	$(1,014,017)
Acquisition of AquaSil Inc.	70,000,000	7,000	(11,781,626)	-	11,775,626	1,000
Net loss	-	-	-	-	(9,805)	(9,805)
Balance – December 31, 2010	79,498,063	7,950	-	-	(1,030,772)	(1,022,822)

The accompanying notes are an integral part of these financial statements.

AQUASIL INTERNATIONAL INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
Consolidated Statement of Cash Flows
For The Period From Inception (September 21, 2010) To December 31, 2010

Cash Flows From Operating Activities
Net loss	$(9,805)
Net Cash Used In Operating Activities	(9,805)

Cash Flows From Financing Activities
Acquisition of AquaSil Inc.	1,000
Advances from stockholders	9,670
Net Cash Provided By Financing Activities	10,670

Net Increase in Cash	865
Cash, Beginning of Period	-
Cash, End of Period	$865

Supplemental Cash Flow Information:
Cash Paid During the Period for
Interest	$-
Income taxes	$-

The accompanying notes are an integral part of these financial statements.

AQUASIL INTERNATIONAL INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
Notes To Consolidated Financial Statements
For The Period From Inception (September 21, 2010) To December 31, 2010

1.       ORGANIZATION, NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Organization and Nature of Operations

Gray Creek Mining, Inc. was incorporated on August 10, 2006 under the laws of the State of Nevada. A Certificate of Amendment was filed with the Nevada Secretary of State, on November 7, 2008, changing the corporation’s name to BWI Holdings, Inc. A Certificate of Amendment was filed with the Nevada Secretary of State, on January 27, 2011, changing the corporation’s name to Aquasil International Inc. (the “Company”).

On December 30, 2010, the Company entered into a stock exchange agreement (the “Stock Exchange Agreement”) with AquaSil, Inc., a New York corporation (“AquaSil”) and the sole stockholder of AquaSil.  In accordance with the Stock Exchange Agreement, the Company acquired 100% of the total issued and outstanding shares of common stock of AquaSil in exchange for the issuance of an aggregate 70,000,000 shares of the Company’s common stock to the sole stockholder of AquaSil. As a result of this transaction, AquaSil became a wholly-owned subsidiary of the Company.  Subsequent to the merger, the Company had 79,498,063 issued and outstanding shares of common stock and the sole stockholder of AquaSil owned 88% of the common stock of the Company.

The above transaction has been accounted for as a reverse merger (recapitalization) with the Company being deemed the legal acquirer and AquaSil being deemed the accounting acquirer. Accordingly, the historical financial information presented is that of AquaSil as adjusted to give effect to any difference between the legal acquirer and the accounting acquirer’s capital stock with an offset to additional paid-in capital.

The Company’s wholly owned subsidiary, AquaSil, was incorporated in the State of New York on September 21, 2010 to engage in the business of selling various water and soft drink products.

Basis of Presentation

The Company is in the development stage and has no revenues. A development stage company is one in which all efforts are devoted substantially to establishing a new business and even if planned principal operations have commenced, revenues are insignificant.

These consolidated financial statements include the accounts of Aquasil International Inc. and its wholly owned subsidiary, AquaSil for the period from inception of AquaSil (September 21, 2010) to December 31, 2010. All significant intercompany balances and transactions have been eliminated upon consolidation.

AQUASIL INTERNATIONAL INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
Notes To Consolidated Financial Statements
For The Period From Inception (September 21, 2010) To December 31, 2010

2.       GOING CONCERN

The accompanying consolidated financial statements have been prepared assuming the Company will continue as a going concern. The Company is a development stage company and is dependent on raising capital to commence principal operations. These circumstances raise substantial doubt about the Company’s ability to continue as a going concern.

Management believes the Company’s ability to continue as a going concern is dependent on its ability to raise capital. At present, the Company has no commitments for any additional financing. Management is currently seeking financing through a possible offering of common stock, which will be used to finance operations. Until such financing is obtained, it is the intent of stockholders to provide funds for professional fees related to maintaining the Company’s public reporting status.

The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Fiscal Year End

The Company’s fiscal year end is December 31.

Cash and Cash Equivalents

Cash and cash equivalents consist of commercial accounts and interest-bearing bank deposits and are carried at cost, which approximates current value.  Items are considered to be cash equivalents if the original maturity is three months or less.

Development Stage

The Company is in the development stage and has had no revenue. A development stage company is one in which all efforts are devoted substantially to establishing a new business and even if planned principle operations have commenced, revenues are insignificant.

Income Taxes

The Company accounts for income taxes in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 740, Income Taxes, which requires that the Company recognize deferred tax liabilities and assets based on the differences between the financial statement carrying amounts and the tax bases of assets and liabilities, using enacted tax rates in effect in the years the differences are expected to reverse. Deferred income tax benefit (expense) results from the change in net deferred tax assets or deferred tax liabilities. A valuation allowance is recorded when it is more likely than not that some or all deferred tax assets will not be realized.

AQUASIL INTERNATIONAL INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
Notes To Consolidated Financial Statements
For The Period From Inception (September 21, 2010) To December 31, 2010

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value of Financial Instruments

The Company measures its financial assets and liabilities in accordance with the requirements of ASC 820, Fair Value Measurements and Disclosures. ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1 - Inputs are unadjusted quoted prices in active markets for identical assets or liabilities available at the measurement date.

Level 2 - Inputs are unadjusted quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active, inputs other than quoted prices that are observable, and inputs derived from or corroborated by observable market data.

Level 3 - Inputs are unobservable inputs which reflect the reporting entity’s own assumptions on what assumptions the market participants would use in pricing the asset or liability based on the best available information.

Net Earnings (Loss) Per Share

The Company computes net earnings (loss) per share in accordance with ASC No. 260, Earnings Per Share. ASC No. 260 requires presentation of both basic and diluted earnings per share (EPS) on the face of the Statement of Operations.  Basic EPS is computed by dividing net earnings (loss) available to common shareholders (numerator) by the weighted average number of shares outstanding (denominator) during the period.  Diluted EPS gives effect to all dilutive potential common shares outstanding during the period using the treasury stock method.  In computing diluted EPS, the average stock price for the period is used in determining the number of shares assumed to be purchased from the exercise of stock options or warrants.  Diluted EPS excludes all dilutive potential shares if their effect is anti dilutive.

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the period. Actual results could differ from these estimates.

AQUASIL INTERNATIONAL INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
Notes To Consolidated Financial Statements
For The Period From Inception (September 21, 2010) To December 31, 2010

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06 regarding fair value measurements and disclosures and improvement in the disclosure about fair value measurements. This ASU requires additional disclosures regarding significant transfers in and out of Levels 1 and 2 of fair value measurements, including a description of the reasons for the transfers.  Further, this ASU requires additional disclosures for the activity in Level 3 fair value measurements, requiring presentation of information about purchases, sales, issuances, and settlements in the reconciliation for fair value measurements. This ASU is effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. We are currently evaluating the impact of this ASU; however, we do not expect the adoption of this ASU to have a material impact on our financial statements.

In October 2009, the FASB issued amended revenue recognition guidance for arrangements with multiple deliverables. The new guidance eliminates the residual method of revenue recognition and allows the use of management’s best estimate of selling price for individual elements of an arrangement when vendor specific objective evidence (VSOE), vendor objective evidence (VOE) or third-party evidence (TPE) is unavailable. For the company, this guidance is effective for all new or materially modified arrangements entered into on or after July 1, 2011 with earlier application permitted as of the beginning of a fiscal year. Full retrospective application of the new guidance is optional. The company is currently assessing its implementation of this new guidance, but does not expect a material impact on the consolidated financial statements.

Other recent accounting pronouncements issued by the FASB and the SEC did not or are not believed by management to have a material impact on the Company's present or future consolidated financial statements.

4.       LICENSE AGREEMENT

On October 25, 2010, the Company’s subsidiary, AquaSil, entered into a license agreement (the “Agreement”) with Khasid ICT, a corporation organized under the laws of the country of Tajikistan and controlled and managed by a controlling stockholder of the Company. Under the agreement, AquaSil has been granted an exclusive, sub-licensable, assignable, royalty-bearing license to use the Formula “ROSS TJ 72 N00422” (the “Formula”) for the purpose of selling the licensed products, as defined, throughout the world. Royalties are due quarterly, calculated at the rate of 5% of gross revenues. The term of the license is through December 31, 2020, unless terminated earlier. The licensor may terminate the Agreement without cause with 180 days prior notice or immediately with written notice.

5.       ADVANCES FROM SHAREHOLDERS

These advances represent amounts loaned to the business by principal stockholders and are unsecured, non-interest bearing and due on demand.

AQUASIL INTERNATIONAL INC. AND SUBSIDIARY
(A DEVELOPMENT STAGE COMPANY)
Notes To Consolidated Financial Statements
For The Period From Inception (September 21, 2010) To December 31, 2010

6.       INCOME TAXES

The Company’s deferred tax assets consist solely of the loss incurred during the period. Due to the uncertainty of their realization, no income tax benefit has been recorded by the Company, and a valuation allowance has been established for any such benefits.

7.       SUBSEQUENT EVENTS

On January 21, 2011, the Company amended its articles of incorporation to increase its authorized share capital from 100,000,000 to 500,000,000 shares of common stock.

On February 1, 2011, the Company issued 70,000,000 shares of common stock in settlement of $700,000 of advances from stockholders.

On February 11, 2011, the Company’s board of directors unanimously approved a change of the fiscal year end from March 31 to December 31, effective as of February 16, 2011.  The change was made to align its fiscal periods with the Company’s operating subsidiary, AquaSil.